UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 5, 2007
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Consent of Deloitte & Touche LLP
Consent of Ernst & Young LLP
Item 1. Business Section of the Form 10-K
Item 7. Management's Discussion & Analysis
Item 8. Financial Statements & Supplementary Data
Item 15. Exhibits, Financial Statement Schedules

ITEM 8.01 OTHER EVENTS
Delphi Corporation (“Delphi”) is filing this Current Report on Form 8-K solely for the purpose of conforming certain historical business segment information in the Annual Report on Form 10-K for the year ended December 31, 2006 (“Form 10-K”) to reflect changes in the segment reporting as described in the Quarterly Report on Form 10-Q for the period ended March 31, 2007. Effective January 1, 2007, Delphi modified its methodology of allocating certain United States (“U.S.”) employee historical pension, postretirement and workers’ compensation benefit costs to the segments to directly correspond with management’s internal assessment of each segment’s operating results for purposes of making operating decisions. Specifically, certain portions of U.S. employee historical pension, postretirement and workers’ compensation benefit costs are now being allocated to Corporate and Other as opposed to the previous practice of allocating the majority of these costs to all reporting segments. Prior periods were revised for comparability with no effect on previously reported consolidated results of Delphi. Under regulations of the Securities and Exchange Commission (the “SEC”), these reclassifications must be reflected in the previously issued financial statements included in our Form 10-K if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended. The information included in this Form 8-K affects only disclosures related to the presentation of segment-specific disclosures on a basis consistent with the changes in segment reporting, and have no effect on the previously reported results of operations, financial conditions and cash flows in the Form 10-K. Other than these modifications to segment-specific disclosures, no other disclosures in the Form 10-K, including forward-looking statements, have been revised or updated for any other events or circumstances that have occurred after the date of the filing of the Form 10-K and our outlook at that time. For information regarding such events and circumstances, refer to our periodic reports filed with the SEC subsequent to the filing of the Form 10-K.
A copy of the revised Item 1. Business is attached hereto as Exhibit 99(a) and is incorporated herein by reference. A copy of the revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations is attached hereto as Exhibit 99(b) and is incorporated herein by reference. A copy of the revised Item 8. Financial Statements and Supplementary Data is attached hereto as Exhibit 99(c) and is incorporated herein by reference. A copy of the revised Item 15. Exhibits, Financial Statement Schedules is attached hereto as Exhibit 99(d) and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits. The following exhibits are being filed as part of this report.

Exhibit
Number	Description
23(a)	Consent of Deloitte & Touche LLP
23(b)	Consent of Ernst & Young LLP
99(a)	Item 1. Business section of the Form 10-K
99(b)	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations section of the Form 10-K
99(c)	Item 8. Financial Statements and Supplementary Data section of the Form 10-K
99(d)	Item 15. Exhibits, Financial Statement Schedules section of the Form 10-K
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date:	September 5, 2007
		By:	/s/ THOMAS S. TIMKO
Thomas S. Timko,
Chief Accounting Officer and Controller